                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned being a director or officer, or both, of SEARS, ROEBUCK AND CO., a New York corporation (the "Company"), does hereby constitute and appoint ARTHUR C. MARTINEZ, and ALICE M. PETERSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Trust Indenture Act of 1939, as amended, and any requirements or regulations of the Securities and Exchange Commission in respect thereto, in connection with the registration under said Securities Act of issues of debt securities, guarantees, certificates of interest in trusts, common or preferred shares of the Company (including without limitation common or preferred shares of the Company into which any of such securities are convertible), interests in such preferred shares, other securities, or warrants or rights to purchase or receive any of the foregoing, to be issued or sold by the Company (or by subsidiaries of the Company where the Company signs, as co-registrant, registration statements filed by such subsidiaries
under said Securities   Act),   where   applicable  under  the  provisions  of
appropriate indentures, and the qualification of said indentures under said Trust Indenture Act, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as director or officer, or both, of the Company, as indicated below opposite his or her signature, to the registration statements, or any amendments, post-effective amendments, supplements or paper supplemental thereto, to be filed in respect of said debt securities, guarantees, certificates of interest, common shares, preferred shares or interests therein, other securities, or warrants or rights, and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 3rd day of February, 1998.


                              Name                                                    Title

/s/ ARTHUR C. MARTINEZ                                          Director, Chairman of the Board of Directors and
----------------------------                                    Chief Executive Officer
Arthur C. Martinez                                              (Principal Executive Officer)

/s/ HALL ADAMS, JR.                                             Director
----------------------------
Hall Adams, Jr.


/s/ BRENDA C. BARNES                                            Director
----------------------------
Brenda C. Barnes


/s/ WARREN L. BATTS                                             Director
----------------------------
Warren L. Batts


/s/ ALSTON D. CORRELL, JR.                                      Director
----------------------------
Alston D. Correll, Jr.


/s/ MICHAEL A. MILES                                            Director
----------------------------
Michael A. Miles


/s/ RICHARD C. NOTEBAERT                                        Director
----------------------------
Richard C. Notebaert


/s/ HUGH B. PRICE                                               Director
----------------------------
Hugh B. Price

 /S/CLARENCE B. ROGERS, JR.                                     Director
 ----------------------------
Clarence B. Rogers, Jr.


 /S/DONALD H. RUMSFELD                                          Director
 ----------------------------
Donald H. Rumsfeld


 /S/PATRICK G. RYAN                                             Director
 ----------------------------
Patrick G. Ryan


 DOROTHY A. TERRRELL                                            Director
 -------------------------------
 Dorothy A. Terrell